Exhibit 10.7

                             STOCK PLEDGE AGREEMENT
                             ----------------------


     COMES NOW, P.T.C. BANCORP, INC., an Indiana bank holding corporation, (the "Undersigned") having its principal office located at the junction of State Road 101 and Reservoir Hill Road, Brookville, Indiana 47012, hereby assigns, pledges and grants to NATIONAL CITY BANK, INDIANA ("Bank") a first security interest free and clear from all other liens or encumbrances in the following securities: twenty-seven thousand five hundred (27,500) shares of common stock of PEOPLE'S TRUST COMPANY, BROOKVILLE, INDIANA an Indiana state bank: (the "Bank Subsidiary") which constitutes one hundred percent (100%) of the issued and outstanding shares of stock of the Bank Subsidiary, as evidenced by Certificate No.561, together with all rights relating thereto, including, but not limited to, all dividends and distributions, and all proceeds thereof (collectively the "Collateral").

     IN CONSIDERATION OF THESE PREMISES, and for other good and valuable consideration received, the sufficiency of which is hereby acknowledged, the Collateral shall secure the payment when due of any and all liabilities of P.T.C. BANCORP, INC., an Indiana Corporation, to Bank, howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now or hereafter existing, or due (the "Liabilities") including, but not limited to, those under a Loan Agreement and a Commercial Installment Note in the principal amount of Two Million Six Hundred Thousand and No/100 Dollars ($2,600,000.00), both of even date herewith, executed by P.T.C. BANCORP, INC. to Bank:, and all renewals, extensions, amendments or replacements thereof.

     THE UNDERSIGNED ACKNOWLEDGES AND AGREES to the following terms and conditions of this Pledge Agreement:

     1. Any securities certificates of the Collateral subject to this Agreement shall be delivered to Bank with stock powers executed in blank, the form of which is attached hereto as an Exhibit.

     2. Until such time as Bank shall notify the Undersigned of the revocation of such authority, the Undersigned may vote, collect cash dividends and exercise all other rights of ownership in the Collateral not inconsistent with Bank's interest hereunder.

     3. Any or all of the Liabilities of the Undersigned to Bank shall, at the option of Bank and notwithstanding any time or credit allowed by an instrument evidencing a Liability, be immediately due and payable, without notice or demand upon the occurrence of any of the following events of default:

     (a) a default hereunder or in the payment or performance, when due or payable, of any Liability and the failure to cure within any applicable cure periods;

     (b) the making by the Undersigned of any misrepresentations to Bank for the purpose of obtaining credit or an extension of credit;

     (c) failure of the Undersigned within a reasonable period of time after request by Bank to furnish financial information or to permit the inspection of books or records;

     (d) calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents, or offering of a composition or extension to creditors by, for, or of the Undersigned; or

     (e)    the insolvency of the Undersigned or Bank Subsidiary.


     4. Upon the occurrence of any of the above events of default and at any time thereafter (such default not having previously been cured) Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code, as adopted by the State of Indiana, including, without limitation, the right to accelerate the maturity of any or all of the Liabilities, at the Bank's option and discretion, the right to take, transfer any instruments, securities or other property constituting the Collateral into its own name or that of its nominees and receive the income thereon and hold the same as security for Liabilities, apply it on principal or interest due on Liabilities or otherwise dispose of the


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

Collateral. Bank shall give to the Obligor at least ten (10) days' prior written notice of the time and place of any public or private sale of the Collateral.

     5. The Undersigned shall at all reasonable times allow Bank, its officers, attorneys and accountants to examine, inspect or make abstracts from the Undersigned's books and records and shall do, make and deliver all such additional and further acts, things, deeds, assurances and instruments as Bank may require to further protect its interest in or rights to the Collateral.

     6. The Undersigned waives demand, notice, protest, notice of acceptance of this Agreement, notice of credit extended, or other action taken in reliance hereon and all other demands and notices of any description. With respect to Liabilities and after an event of default under the terms of this Agreement with respect to the Collateral, the Undersigned assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of the Collateral to the addition or release of any part or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Bank may deem advisable. Bank shall have no duty as to the protection of the Collateral or any income thereon, or as to the preservation of rights against prior parties, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Bank may exercise all rights and remedies it has regarding the Liabilities or the Collateral whether evidenced hereby or by any other instrument or papers. Such rights and remedies shall be cumulative and may be exercised singularly or concurrently.

     7. The Undersigned shall pay to Bank on demand any and all costs and expenses, including reasonable attorneys' fees, incurred or paid by Bank in protecting or enforcing its rights upon or under the Collateral. After deducting all of such costs and expenses, the residue of any proceeds of collection or sale of Liabilities or the Collateral shall be applied to the Liabilities, in an order and manner in Bank's discretion, and after proper allowance for retention of Collateral for remaining Liabilities not then due, any excess, as determined by


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

Bank in its discretion, any excess shall be returned to the Undersigned. If there is no excess, the Undersigned shall remain liable for any deficiency.

     8. Any demand upon or notice to the Undersigned that Bank may elect to give shall be effective if sent by certified mail or delivered to the Undersigned at the address of Undersigned previously specified, or if the Undersigned has notified the Bank in writing of a change of address, to the Undersigned's last address to notified. Demands or notices addressed to the Undersigned's address at which Bank customarily communicates with the Undersigned shall also be effective. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the Uniform Commercial Code and other applicable laws of the State of Indiana without regard to conflict of laws provisions. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9. The security interest of Bank shall extend to and exist in any securities now or hereafter issued to Bank on account of the securities then subject to the terms and conditions of this Pledge and Agreement. In addition, the Undersigned agrees to do such other acts and things and deliver or cause to be delivered such other documents as Bank may deem necessary to establish and maintain a valid interest in the Collateral (free of all other liens and claims) to secure the payment of the Liabilities.

     10. The Undersigned does hereby appoint Bank its true and lawful attorney, coupled with an interest, and in the name, place and stead of Undersigned, Bank shall have the right to demand, sue for or otherwise pursue or exercise any and all rights of the Undersigned in connection with the Collateral, including, but not limited to, the right to sell, transfer, assign the Collateral, and endorse all Collateral certificates or other Collateral documents in the name of the Undersigned, all to the same extent as Undersigned might do on his own behalf. The


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

within appointment is irrevocable and continuing and such rights, powers and privileges shall be exclusive to Bank, its successors and assigns.

     11. The Undersigned hereby irrevocably and unconditionally: (a) submits for the Undersigned and the Undersigned's property in any legal action of proceeding commenced by Bank relating to the enforcement of this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the court of the State of Indiana, the courts of the United States of America for the Southern District of Indiana, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that the Grantor may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that services or process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Undersigned at its address set forth above or at such other address of which Bank shall have been notified in writing; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the 18 day of May, 1994.


                                       the "Undersigned"
                                       P.T.C. BANCORP, INC.


                                       By: /s/ James L. Saner Sr.
                                           ----------------------------
                                           James L. Saner
                                           President






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

State of Indiana     )
                     )   SS:
County of______      )

     Before me, the undersigned, a Notary Public, in and for said County and State, this ___ of May, 1994, personally appeared James L. Saner, as president of PTC BANCORP, INC., an Indiana corporation, and acknowledged the execution of the foregoing Stock Pledge Agreement to be his voluntary act and deed.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal.

                                       /s/ Jean Wilson
                                       -----------------------------
                                               Notary Public


My commission expires:

        12/19/97
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Residing in said county:

        FRANKLIN
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